Contacts:	Michael Mullen (media)	Christopher Jakubik, CFA (investors)
	Michael.Mullen@kraftheinzcompany.com	ir@kraftheinzcompany.com

THE KRAFT HEINZ COMPANY COMMENCES EXCHANGE OFFER

PITTSBURGH & CHICAGO - July 19, 2016 - The Kraft Heinz Company (NASDAQ: KHC) (“Kraft Heinz”) and Kraft Heinz Foods Company (the “Issuer”) commenced today an offer to exchange certain of the Issuer’s outstanding unregistered notes for new registered notes (the “Exchange Offer”).
Under the Exchange Offer, the Issuer is offering to exchange up to $15,000,000,000 aggregate principal amount of its (i) new $1,000,000,000 aggregate principal amount of 1.60% senior notes due 2017, (ii) new $1,500,000,000 aggregate principal amount of 2.00% senior notes due 2018, (iii) new $1,500,000,000 aggregate principal amount of 2.80% senior notes due 2020, (iv) new $1,000,000,000 aggregate principal amount of 3.50% senior notes due 2022, (v) new $2,000,000,000 aggregate principal amount of 3.95% senior notes due 2025, (vi) new $1,000,000,000 aggregate principal amount of 5.00% senior notes due 2035, (vii) new $2,000,000,000 aggregate principal amount of 5.20% senior notes due 2045, (viii) new $2,000,000,000 aggregate principal amount of 3.000% senior notes due 2026; and (ix) new $3,000,000,000 aggregate principal amount of 4.375% senior notes due 2046 (collectively, the “Exchange Notes”), the issuance of each which has been registered under the Securities Act of 1933 (the “Act”), for a like principal amount of its unregistered (i) outstanding $1,000,000,000 aggregate principal amount of 1.60% senior notes due 2017, (ii) outstanding $1,500,000,000 aggregate principal amount of 2.00% senior notes due 2018, (iii) outstanding $1,500,000,000 aggregate principal amount of 2.80% senior notes due 2020, (iv) outstanding $1,000,000,000 aggregate principal amount of 3.50% senior notes due 2022, (v) outstanding $2,000,000,000 aggregate principal amount of 3.95% senior notes due 2025, (vi) outstanding $1,000,000,000 aggregate principal amount of 5.00% senior notes due 2035, (vii) outstanding $2,000,000,000 aggregate principal amount of 5.20% senior notes due 2045, (viii) outstanding $2,000,000,000 aggregate principal amount of 3.000% senior notes due 2026; and (ix) outstanding $3,000,000,000 aggregate principal amount of 4.375% senior notes due 2046 (collectively, the “Outstanding Notes”). The Exchange Notes are substantially identical to the Outstanding Notes, except that the Exchange Notes have been registered under the Act, and will not bear any legend restricting their transfer.
The purpose of the Exchange Offer is to fulfill the Issuer’s obligations under the applicable registration rights agreement entered into in connection with the issuances of the Outstanding Notes. Kraft Heinz and the Issuer will not receive any proceeds from the Exchange Offer.
The Exchange Offer will expire at 5 p.m. New York City time on August 16, 2016, unless extended (such date and time, as may be extended, the “Expiration Date”). The settlement date for the Exchange Offer will occur promptly following the Expiration Date. The terms of the Exchange Offer and other information relating to Kraft Heinz are set forth in a prospectus dated July 19, 2016, a copy of which has been filed with the Securities and Exchange Commission. Kraft Heinz has not authorized any person to provide information other than as set forth in the prospectus.

ADDITIONAL INFORMATION
Copies of the prospectus and the letter of transmittal governing the Exchange Offer can be obtained from the exchange agent, Deutsche Bank Trust Company Americas, by faxing a request to (615) 866-3889, by writing via regular or certified mail, or overnight courier, to DB Services Americas, Inc., Attention: Reorg Department, 5022 Gate Parkway, Suite 200, Jacksonville, Florida 32256.
This release is for informational purposes only and is neither an offer to exchange, nor a solicitation of an offer to sell, the Exchange Notes. The Exchange Offer is made solely pursuant to the prospectus dated July 19, 2016, including any supplements thereto, and the related letter of transmittal. The Exchange Offer is not being made to holders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.
OFFERING RESTRICTIONS
This release does not constitute an offer to purchase any securities or the solicitation of an offer to sell any securities nor does it constitute an invitation to participate in the Exchange Offer in any jurisdiction in which, or to any person to or from which, it is unlawful to make such invitation or for there to be such participation under applicable securities laws. The distribution of this release in certain jurisdictions may be restricted by law. Persons into whose possession this release or the prospectus come are required to inform themselves about, and to observe, any such restrictions.
ABOUT THE KRAFT HEINZ COMPANY
The Kraft Heinz Company (NASDAQ: KHC) is the fifth-largest food and beverage company in the world. A globally trusted producer of delicious foods, The Kraft Heinz Company provides high quality, great taste and nutrition for all eating occasions whether at home, in restaurants or on the go. The company’s iconic brands include Kraft, Heinz, ABC, Capri Sun, Classico, Jell-O, Kool-Aid, Lunchables, Maxwell House, Ore-Ida, Oscar Mayer, Philadelphia, Planters, Plasmon, Quero, Weight Watchers Smart Ones and Velveeta. The Kraft Heinz Company is dedicated to the sustainable health of our people, our planet and our company. For more information, visit www.kraftheinzcompany.com.
FORWARD-LOOKING STATEMENTS
This release contains forward-looking statements including the timing of the Exchange Offer. The word “will” and similar expressions are intended to identify the forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond Kraft Heinz’s control.
Important factors that may affect Kraft Heinz’s business and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, increased competition; Kraft Heinz’s ability to maintain, extend and expand its reputation and brand image; Kraft Heinz’s ability to differentiate its products from other brands; the consolidation of retail customers; Kraft Heinz’s ability to predict, identify and interpret changes in consumer preferences and demand; Kraft Heinz’s ability to drive revenue growth in its key product categories, increase its market share, or add products; an impairment of the carrying value of goodwill or other indefinite-lived intangible assets; volatility in commodity, energy and other input costs; changes in Kraft Heinz’s management team or other key personnel; Kraft Heinz’s inability to realize the anticipated benefits from Kraft Heinz's cost savings initiatives; changes in relationships with significant customers and suppliers; execution of Kraft Heinz’s international expansion strategy; changes in laws and regulations; legal claims or other regulatory enforcement actions; product recalls or product liability claims; unanticipated business disruptions; failure to successfully integrate the business and operations of Kraft Heinz in the expected time frame; Kraft Heinz’s ability to complete or realize the benefits from potential and completed acquisitions, alliances, divestitures or joint ventures; economic and political conditions in the nations in which Kraft Heinz operates; the volatility of capital markets; increased pension, labor and people-related expenses; volatility in the market value of all or a portion of the derivatives that Kraft Heinz uses; exchange rate fluctuations; disruptions in information technology networks and systems; Kraft Heinz’s inability to protect intellectual property rights; impacts of natural events in the locations in which Kraft Heinz or its customers, suppliers or regulators operate; Kraft Heinz’s indebtedness and ability to pay such indebtedness; tax law changes or interpretations; pricing actions; and other factors. For additional information on these and other factors that could affect Kraft Heinz’s forward-looking statements, see Kraft Heinz’s risk factors, as they may be amended from time to time, set forth in its filings with the Securities and Exchange Commission. Kraft Heinz disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law or regulation.
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